UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2020 (June 26, 2020)

ProShares Trust II

(Exact name of registrant as specified in its charter)

Delaware	001-34200	87-6284802
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

Michael L. Sapir

c/o ProShare Capital Management LLC

7501 Wisconsin Avenue

Suite 1000E

Bethesda, Maryland 20814

(240) 497-6400

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:

Michael M. Philipp

c/o Morgan Lewis & Bockius LLP

77 West Wacker Drive

Chicago, Illinois 60601

and

Richard F. Morris

c/o ProShare Capital Management LLC

7501 Wisconsin Avenue

Suite 1000E

Bethesda, MD 20814

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
ProShares UltraPro 3x Crude Oil ETF	OILU	None
ProShares UltraPro 3x Short Crude Oil ETF	OILD	None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events

On March 15, 2020, ProShare Capital Management LLC (the “Sponsor”) announced its decision to voluntarily close, de-list and liquidate ProShares UltraPro 3x Crude Oil ETF (OILU) and ProShares UltraPro 3x Short Crude Oil ETF (OILD) (collectively, the “Funds”).

The shares of the Funds have been de-listed and are no longer traded on NYSE Arca. The Funds’ holdings were liquidated on March 27, 2020. Proceeds of the liquidation were distributed to shareholders on April 3, 2020 (for OILU) and April 13, 2020 (for OILD).

Each of the Funds has prepared audited financial statements reflecting the completion of the liquidation thereof as of April 3, 2020 and April 13, 2020. In accordance with the rules and regulations of the Commodity Futures Trading Commission, each of the Funds has made such financial statements available on its respective website and is mailing the financial statements to its respective shareholders. The financial statements of the Funds are filed as Exhibits 99.1 and 99.2 to this Current Report on 8-K and are incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Liquidation Report for OILU January 1, 2020 through March 27, 2020 and March 28, 2020 through April 3, 2020 (in liquidation)

99.2	Liquidation Report for OILD January 1, 2020 through March 27, 2020 and March 28, 2020 through April 13, 2020 (in liquidation)

99.3	Consent of PricewaterhouseCoopers LLP

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 26, 2020

ProShares Trust II

By:	/s/ Todd B. Johnson
Todd B. Johnson
Principal Executive Officer